Exhibit 10.115

                   AMENDED AND RESTATED 1986 STOCK OPTION PLAN


                                       OF


                           GENERAL COMMUNICATION, INC.



                               As of June 7, 2002



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                                                  TABLE OF CONTENTS
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SECTION           TITLE                                                                                        PAGE
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
Section 1.        Purpose.........................................................................................3


Section 2.        Administration..................................................................................3


Section 3.        Shares Covered by the Plan......................................................................4


Section 4.        Eligibility.....................................................................................4


Section 5.        Limitations on Granting of Options..............................................................4


Section 6.        Terms and Conditions of Options.................................................................4


Section 7.        Early Termination of Option.....................................................................5


Section 8.        Payment for Stock...............................................................................6


Section 9.        Nontransferability of Options...................................................................6


Section 10.       Changes in Stock................................................................................7


Section 11.       No Employment Rights............................................................................7


Section 12.       Miscellaneous...................................................................................7


Section 13.       Duration and Amendment of the Plan..............................................................7

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         Section 1. Purpose. The purpose of this Amended and Restated 1986 Stock
Option Plan of General Communication, Inc., as amended from time to time (the "Plan"), is to provide a special incentive to selected officers, directors and other employees of and consultants or advisors to General Communication, Inc. ("GCI") and its present and future subsidiaries (GCI and such subsidiaries collectively the "Company") in order to promote the business of the Company and to encourage such persons to accept or continue their relationship with the Company. Accordingly, the Company will offer to sell shares of the Class A
Common Stock of GCI ("Stock") as provided in this Plan to such persons as are designated in accordance with the provisions of this Plan.

         Section 2. Administration.

                  (a) Option Committee. The Plan will be administered by the Board of Directors of GCI ("the Board of Directors") through a committee composed of two or more members of the Board of Directors and appointed by the Board of Directors (the "Option Committee"). A member of the Board of Directors who is either eligible for options or to whom options have been granted may vote on any matters affecting the administration of the Plan or the granting of options under the Plan; provided that the grant or award of those options is made with the selection of the individuals described in Section 1 of the Plan and decisions concerning the timing, pricing and amount of a grant or award, to be made solely by the Option Committee. With respect to grants made to a person subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor rule) ("Rule 16b-3"), unless otherwise determined by the Board of Directors, the Option Committee making such grants
(a) shall be the entire Board of Directors or (b) shall be comprised solely of two or more "non-employee directors" as defined by Rule 16b-3. With respect to options granted to a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor statute), and the rules and regulations of the Treasury Department promulgated thereunder ("Section 162(m)"), unless otherwise determined by the Board of Directors, the Option Committee making such grants made shall be comprised solely of two or more "outside directors" as defined by Section 162(m). With respect to grants made to a person subject to both Rule 16b-3 and Section 162(m), unless otherwise determined by the Board of Directors, all grants will be made in a manner that complies with both Rule 16b-3 and Section 162(m). Subject to the foregoing, the Board of Directors may from time to time appoint members of the Option Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Option Committee and may remove members of the Option Committee. The Option Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable.

                  (b) Authority of the Option Committee. Subject to the provisions of the Plan, the Option Committee is authorized and directed as follows:

                           (i) To direct the grant of stock options;

                           (ii) To determine which eligible persons will be
granted options to purchase Stock, when such grants will be made, and the number of shares of Stock to be covered by such options;

                           (iii) To determine the fair market value of the Stock
covered by such options;

                           (iv) To determine the nature and amount of
consideration to flow to the Company on exercise of such options;

                           (v) To determine the manner and, in its discretion
either generally or in any one or more particular instances, to accelerate the time or times when such options will be exercisable;

                           (vi) To determine other conditions and limitations,
if any, on each option granted under the Plan (which need not be identical);


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                           (vii) To prescribe the form or forms of the
instruments evidencing the options and any restrictions imposed on the Stock purchased under the options and of any other instruments required under the Plan and to change such forms from time to time;

                           (viii) To adopt, amend and rescind rules and
regulations for the administration of the Plan and waive compliance either generally or in any one or more particular instances by an optionee with the requirements of any such rule or regulation or any option, subject to the provisions of the Plan and any other applicable requirements;

                           (ix) To waive any restrictions imposed with respect
to the transferability of Stock acquired on exercise of options granted under the Plan;

                           (x) To decide all questions and settle all
controversies and disputes which may arise in connection with the Plan; and

                           (xi) To interpret the Plan and to make all other
determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Quorum, Decision of Option Committee Binding, Notice. A majority of the members of the Option Committee will constitute a quorum, and all decisions, determinations and interpretations of the Option Committee will be made by a majority of such quorum. All decisions, determinations and interpretations of the Option Committee will be binding on all parties concerned. Any decision, determination or interpretation of the Option Committee under the Plan in writing signed by all of the members of the Option Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

         Section 3. Shares Covered by the Plan. The Stock to be offered under the Plan may be unissued shares as the Option Committee may from time to time determine. Subject to Section 10 of the Plan, the number of shares available and reserved for issue under the Plan will not exceed 13,200,000 [AS PROPOSED] shares of Stock. Shares covered by an option that remain unpurchased upon expiration or termination of the option may be used for further options under the Plan. The maximum number of shares of Stock that may be issued under Options granted to any individual in a calendar year may not exceed 500,000.

         Section 4. Eligibility. Any officer, director, employee and any other persons acting as a consultant or advisor to the Company (including officers and directors who are employees) and non-employee directors of the Company shall be eligible for selection by the Option Committee as optionees under the Plan. In selecting the individuals to whom options shall be granted, as well as in determining the number of shares subject to each option, the Option Committee shall take into consideration the recommendations of the members of the Option Committee who are also employees of the Company and such factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An individual who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options.

         Section 5. Limitations on Granting of Options. Options may be granted under the Plan until the Plan is terminated or suspended by resolution adopted by the Board of Directors.

         Section 6. Terms and Conditions of Options. All options granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions as the Option Committee shall determine to be appropriate to accomplish the purposes of the Plan:

                  (a) Option Price. The option price per share of stock under each option will be less than, equal to, or greater than the fair market value (rounded down to the next lowest cent) per share at

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the time the option is granted. For purposes of the Plan, the fair market value and the option price per share of the Stock on any date will be determined by the Option Committee and may be computed by such method as the Option Committee will consider as reflecting the fair market value of the Stock or a price for the Stock which is less than or greater than that fair market value on that date. The proceeds of sale of Stock subject to option are to be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

                  (b) Time of Granting Options. The date of grant of an option under the Plan shall, for all purposes, be the date on which the Option Committee makes the determination granting such option, and no grant shall be deemed effective under the Plan prior to such date. Notice of the determination shall be given to each employee to whom an option is so granted within a reasonable time after the date of such grant.

                  (c) Period of Options. The period of an option will not exceed ten years from the date of grant, and no option will be exercisable after the expiration of such date. Except as provided in Section 7 of the Plan, an optionee must, at the time of exercise, be an employee of the Company or non-employee member of the Board of Directors or serving as a consultant or advisor to the Company.

                  (d) Exercise of Options. Except as hereinafter provided, each option shall be made exercisable at such time or times, whether or not in installments, as the Option Committee shall prescribe at the time the option is granted. In the case of an option not immediately exercisable in full, the Option Committee may at any time accelerate the time at which all or any part of the option may be exercised.

                  (e) Written Agreement. Each grant of an option under the Plan shall be evidenced by a stock option agreement in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Option Committee from time to time shall approve. Each grantee of an option shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company. Any such agreement may be supplemented or amended from time to time as approved by the Option Committee as contemplated by Section 13(c).

         Section 7. Early Termination of Option. All options granted which have not as yet become exercisable shall terminate immediately upon termination of employment, termination of directorship, termination of consulting or advisory services, death or disability. All exercisable options that have not been exercised shall terminate as follows:

                  (a) Termination of Relationship with the Company. All right to exercise an option shall terminate not more than one month after the optionee's employment, directorship or consulting or advisory relationship terminates for any reason other than for "cause", death or disability (within the meaning of Section 105(d)(4) of the Internal Revenue Code). Transfer from one corporation within the Company to another shall not be deemed termination of employment. The Option Committee shall have the authority to determine in each case whether an authorized leave of absence or absence on military or governmental service shall be deemed a termination of employment for purposes of this subsection.

                  (b) Death of Optionee. If any optionee dies while employed by or serving as a consultant or advisor or director of the Company, or within three months thereafter, his or her option shall terminate at the time provided in the option agreement for termination in the event of death or, if the option agreement contains no such provision, the option shall terminate one year after the optionee's death (but in each instance not later than the date the option would otherwise expire). Prior to termination, subject to the limitations in the option agreement, the option may be exercised by the executors or administrators of the optionee's estate or by the optionee's legatees or heirs.

                  (c) Disability. In the event of termination of an optionee's employment, or directorship or consulting or advisory relationship as a result of disability within the meaning of Section

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105(d)(4) of the Internal Revenue Code, an optionee's option shall terminate one year after such termination. In no event, however, may an option be exercised after the expiration of the option period.

                  (d) Termination by the Company for Cause. If an optionee's employment with the Company or directorship or consulting or advisory relationship shall be terminated by the Company for cause, then all options held by such optionee shall immediately terminate. For purposes of this Section 7(iv), "cause" shall have the meaning ascribed thereto in any employment agreement to which such optionee is a party or, in the absence thereof, shall include but not be limited to an illegal or negligent action by the optionee that materially adversely affects the Company or, engaging in misconduct involving serious moral turpitude, the failure or refusal to perform one's duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an change of control of the Company, "cause" shall mean only a felony conviction for fraud, misappropriation or embezzlement.

         Section 8. Payment for Stock. Shares which are subject to an option shall be issued only upon receipt by the Company of full payment of the consideration for the shares as to which the option is exercised. Except as otherwise provided by the Option Committee before the option is exercised: (i) all or a portion of the exercise price may be paid by the optionee by delivery of shares of Stock owned by the optionee and acceptable to the Option Committee having an aggregate fair market value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; and (ii) the optionee may pay the exercise price by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any withholding tax resulting from such exercise. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, in the event the outstanding Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the listing upon official notice of issuance to such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the optionee such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended, and may require that the optionee agree that any sale of the shares will be made only in such manner as is permitted by the Option Committee and that the optionee will notify the Company when he or she makes any disposition of the shares whether by sale, gift or otherwise. An optionee shall have the rights of a shareholder only as to shares actually acquired by him or her under the Plan.

         Section 9. Nontransferability of Options. Except as otherwise provided in this Section 9, no option may be transferred by the optionee otherwise than by will or by the laws of descent and distribution, and during the optionee's lifetime the option may be exercised only by the optionee. More particularly, but without limiting the generality of the foregoing, an option may not be assigned, transferred, pledged, or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Notwithstanding the foregoing, the optionee, with the approval of the Option Committee, may transfer the option for no consideration to or for the benefit of the optionee's immediate family (including, without limitation, to a trust for the benefit of the optionee's immediate family or to a partnership or limited liability company for one or more members of the optionee's immediate family), subject to such limits as the Option Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the option prior to such transfer. The foregoing right to transfer the option shall apply to the right to consent to amendments to this Plan and the Option Agreement and, in the discretion of the Option Committee, shall also apply to the right to transfer ancillary rights associated with the option. The term "immediate family" shall mean the optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the optionee). Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan, and any levy of any attachment or similar process upon an option will be null and void and without effect,

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and the Option Committee may, in its discretion, upon the happening of any such event, terminate an option forthwith.

         Section 10. Changes in Stock. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Stock, the number and kind of shares of stock on which options may be granted hereunder, the number and kind of shares of stock remaining subject to each option outstanding at the time of such change and the option price shall be appropriately adjusted by the Option Committee, whose determination shall be binding on all parties concerned. Subject to any required action by the shareholders, if GCI shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which GCI survives but its outstanding shares are converted into securities of another corporation or exchanged for other consideration), any option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of Stock then subject to the option should have been entitled to receive. A dissolution or liquidation of GCI or a merger or consolidation in which GCI is not the surviving corporation or its outstanding shares are so converted or exchanged shall cause every option hereunder to terminate, but at least 20 days prior to the effective date of any such dissolution or liquidation (or if earlier any related sale of all or substantially all assets) or of any such merger or consolidation, the Option Committee shall either make all options outstanding hereunder immediately exercisable or arrange that the successor or surviving corporation, if any, grant replacement options.

         Section 11. No Employment Rights. Neither the adoption of the Plan nor the grant of any option under it shall confer upon any employee of the Company any right to continued employment with the Company, nor shall either interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause. Neither the existence of the Plan nor the grant of any option hereunder shall be taken into account in determining any damages to which an employee may be entitled upon termination of his or her employment.

         Section 12.       Miscellaneous.

                  (a) Other Awards and Compensation. The plan shall not restrict the authority of the Board of Directors of the Company, acting directly or by authorization to any committee, for proper corporate purposes, to grant or assume stock options or replacements or substitutions therefor, other than under the Plan, whether in connection with any acquisition or otherwise, and with respect to any employee or other person, or to award bonuses or other benefits to optionees under the Plan in connection with exercises under the Plan or otherwise or to maintain or establish other compensation or benefit plans or practices.

                  (b) Statutory References, etc. References to the provisions of statutes and regulations in the Plan shall be deemed to refer to such provisions as from time to time in effect, unless the context suggests otherwise.

         Section 13. Duration and Amendment of the Plan.

                  (a) Termination, Suspension or Discontinuance of Plan. The Plan shall continue until such time as the Board of Directors' adoption of a resolution suspending or terminating the Plan or discontinuing granting options under the Plan; provided, however, that any such suspension, termination or discontinuance shall not affect any options then outstanding under the Plan. No options under the Plan may be granted after termination of the Plan.


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                  (b) Amendment of Plan. The Plan may be amended only as
follows:

         Board Action. The Board of Directors from time to time may make such modifications or amendments to the Plan as it may deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to
Section 162(m) of the Code in order to preserve the deductibility to the Company of any compensation expense that may be incurred by the Company with respect to any option then outstanding (unless the Company waives such condition with respect to any such amendment and/or any such option) or to the extent stockholder approval is otherwise required by applicable legal requirements.

         (c) Amendment of Outstanding Options. The Option Committee may at any time or times amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations. Further, it may, with the consent of the holder of the option, make such modifications or amendments as it shall deem advisable.

         (d) Limitation. Except as provided in Section 10 of this Plan, neither the termination nor any modifications or amendment of the Plan or any outstanding option shall, without the consent of the holder of an option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such option or alter or impair any option previously granted under the Plan.

         (e) Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Company, or by any shareholder of GCI against any past, present or future member of the Board of Directors or against any employee, or by an employee (past, present or future) against the Company shall, irrespective of the place where an action may be brought and irrespective of the place or residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission with respect to which such right of action is alleged to have arisen.

         (f) Effectiveness of the Plan. The Plan shall become effective on December 20, 1986, but shall be subject to approval by the shareholders of GCI at a meeting of shareholders duly called and held, or by written consent duly given, no later than twelve months after the date of adoption of the Plan by the Board of Directors.

         IN WITNESS hereof, General Communication, Inc. has executed this Amended and Restated 1986 Stock Option Plan of General Communication, Inc. effective June 07, 2002.

                                           GENERAL COMMUNICATION, INC.



                                           /s/ Ronald A. Duncan
                                           Ronald A. Duncan
                                           President and Chief Executive Officer



                                           /s/ John M. Lowber
                                           John M. Lowber
                                           Secretary
                                                                       [S E A L]

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